SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K /A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Amendment No. 1 to Form 8-K Report
Dated June 3, 2004

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 3, 2004

infoUSA INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	0-19598	47-0751545

(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

5711 SOUTH 86TH CIRCLE, OMAHA, NEBRASKA 68127

(Address of principal executive offices) (Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (402) 593-4500

Item 2. Acquisition or disposition of Assets
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Consent of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
Unaudited Pro Forma Consolidated Financial Statements

Item 2. Acquisition or disposition of Assets

     The Registrant filed on June 3, 2004, a current report on Form 8-K relating to its acquisition of OneSource Information Services, Inc. The purpose of this amendment is to provide the financial statements and information required by Item 7 of the Form 8-K.

Item 7. Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired

Exhibit 99.1 filed herewith contains the following financial statements of OneSource Information Services, Inc. as required by and for the periods specified in Rule 3-05(b) of Regulation S-X.

     OneSource Information Services, Inc.

     Report of Independent Registered Public Accounting Firm

     Consolidated Financial Statements:

          Consolidated Balance Sheets as of December 31, 2003 and 2002, respectively

          Consolidated Statements of Income for the years ended December 31, 2003, 2002 and 2001, respectively

Consolidated Statements of Changes in Stockholders’ Equity for the years ended December 31, 2003, 2002 and 2001, respectively

          Consolidated Statements of Cash Flows for the years ended December 31, 2003, 2002 and 2001, respectively

          Notes to Consolidated Financial Statements

     Unaudited Consolidated Financial Statements:

          Consolidated Balance Sheet as of March 31, 2004 and December 31, 2003, respectively

          Consolidated Statement of Income for the three months ended March 31, 2004 and 2003, respectively

          Consolidated Statements of Cash Flows for the three months ended March 31, 2004 and 2003, respectively

          Notes to Consolidated Financial Statements

     (b) Pro Forma Consolidated Financial Statements

Exhibit 99.2 filed herewith contains the following pro forma financial statements as required by and for the periods specified in Article 11 of Regulation S-X.

Unaudited Pro Forma Consolidated Balance Sheet which combines the unaudited consolidated balance sheet of infoUSA Inc. as of March 31, 2004, with the unaudited consolidated balance sheet of OneSource Information Services, Inc. as of March 31, 2004, along with a description of the related pro forma adjustments.

Unaudited Pro Forma Statement of Operations which combines the audited consolidated statement of operations of infoUSA Inc. for the year ended December 31, 2003, with the audited consolidated statement of income of OneSource Information Services, Inc. for the year ended December 31, 2003, along with a description of the related pro forma adjustments.

Unaudited Pro Forma Statement of Operations which combines the unaudited consolidated statement of operations of infoUSA Inc. for the three months ended March 31, 2004, with the unaudited consolidated statement of income (loss) of OneSource Information Services, Inc. for the three months ended March 31, 2004, along with a description of the related pro forma adjustments.

     (c) Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

99.1	OneSource Information Services, Inc.

Report of Independent Registered Public Accounting Firm

Consolidated Financial Statements:

Consolidated Balance Sheets as of December 31, 2003 and 2002, respectively

Consolidated Statements of Income for the years ended December 31, 2003, 2002 and 2001, respectively

Consolidated Statements of Changes in Stockholders’ Equity for the years ended December 31, 2003, 2002 and 2001, respectively

Consolidated Statements of Cash Flows for the years ended December 31, 2003, 2002 and 2001, respectively

Notes to Consolidated Financial Statements

Unaudited Consolidated Financial Statements:

Consolidated Balance Sheet as of March 31, 2004 and December 31, 2003, respectively

Consolidated Statement of Income for the three months ended March 31, 2004 and 2003, respectively

Consolidated Statements of Cash Flows for the three months ended March 31, 2004 and 2003, respectively

Notes to Consolidated Financial Statements

99.2	Unaudited Pro Forma Consolidated Balance Sheet which combines the unaudited consolidated balance sheet of infoUSA Inc. as of March 31, 2004, with the unaudited consolidated balance sheet of OneSource Information Services, Inc. as of March 31, 2004, along with a description of the related pro forma adjustments.

Unaudited Pro Forma Statements of Operations which combines the audited consolidated statement of operations of infoUSA Inc. for the year ended December 31, 2003, with the audited consolidated statement of income of OneSource Information Services, Inc. for the year ended December 31, 2003, along with a description of the related pro forma adjustments.

Unaudited Pro Forma Statement of Operations which combines the unaudited consolidated statement of operations of infoUSA Inc. for the three months ended March 31, 2004, with the unaudited consolidated statement of income (loss) of OneSource Information Services, Inc. for the three months ended March 31, 2004, along with a description of the related pro forma adjustments.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

infoUSA Inc. (Registrant)
Date: July 30, 2004	By:	/s/ Raj Das
Raj Das, Chief Financial Officer
(for Registrant and as Principal Financial Officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
23.1	Consent of Independent Registered Public Accounting Firm, filed herewith.

99.1	Report of Independent Registered Public Accounting Firm

99.2	Unaudited Pro Forma Consolidated Financial Statements